                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  MARCH 5, 1996


                              T CELL SCIENCES, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)


      DELAWARE                     0-15006                    13-3191702
      --------                     -------                    ----------
    (State or other        (Commission file number)        (IRS employer
jurisdiction of incorporation)                              identification no.)


                      115 FOURTH AVENUE, NEEDHAM, MA 02194
                      ------------------------------------
               (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (617) 433-0771
                                                          --------------

Item 2 - Acquisition or Disposition of Assets
---------------------------------------------

        On March 5, 1996, T Cell Sciences, Inc. (the "Registrant") sold to Endogen, Inc. ("Endogen"), the research products and operations of its wholly-owned subsidiary T Cell Diagnostics, Inc. ("TCD") for a purchase price of approximately $2.9 million. The sale did not include the Registrant's TRAx (registered trademark) product franchise and all assets relating thereto. The purchase price was paid in the form of (i) a convertible subordinated note (the "Convertible Note") in the principal amount of $1.9 million, payable in semi-annual installments over a period of five years and (ii) a combination of cash and a short-term note used to repay approximately $1.0 million of the Registrant's obligations under a facility and equipment lease relating to TCD's operations. The Registrant will also receive from Edogen royalty payments for two years following the sale, based on sales generated by certain of the TCD assets sold. In addition, Endogen assumed all of TCD's liabilities other than certain excluded liabilites. The Convertible Note is convertible at any time at the option of the Registrant into shares of common stock of Endogen. Endogen has agreed to file a registration statement under the Securities Act of 1933, as amended, with respect to shares of its common stock issuable upon conversion of the Convertible Note.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

      (B) PRO FORMA FINANCIAL INFORMATION. The following pro forma financial statements of the Registrant are filed as Exhibit 99.1 hereto:

            (i) Unaudited Pro Forma Statement of Operations of the Registrant for the year ended December 31, 1994;

            (ii) Unaudited Pro Forma Balance Sheet of the Registrant as of September 30, 1995;

            (iii) Unaudited Pro Forma Statement of Operations of the Registrant for the nine month period ended September 30, 1995; and

            (iv)  Notes to Unaudited Pro Forma Financial Statements.

      (C)   EXHIBITS

         2.1 Asset Purchase Agreement dated as of March 4, 1996 (excluding schedules)

         99.1 Unaudited Pro Forma Financial Statements of the Registrant

                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         T CELL SCIENCES, INC.



Date: March 20, 1996                             By:   /s/ Alan W. Tuck
                                                    -----------------------
                                                    Alan W. Tuck, President



                                 EXHIBIT INDEX
                                 -------------


Exhibit    Name
-------    ----
2.1        Asset Purchase Agreement dated as of March 4, 1996
           (excluding exhibits and schedules)*

99.1       Unaudited Pro Forma Financial Statements of the Registrant

    * A list of exhibits and schedules to the Asset Purchase Agreement appears on page (iii) of the Asset Purchase Agreement. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.

